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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (Date of earliest event reported):          JANUARY 10, 2001



                                UTI ENERGY CORP.

               (Exact name of registrant as specified in charter)



        DELAWARE                  1-12542                        23-2037823
(State of Incorporation)     (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)



16800 GREENSPOINT PARK DRIVE, SUITE 225N
         HOUSTON, TEXAS                                         77060-2390
(Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 873-4111

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Underwriting Agreement dated as of January 10, 2001 by and among UTI Energy Corp., Remy Capital Partners III, L.P. and Raymond James & Associates, Inc. relating to the sale of 1,300,000 shares of UTI Energy Corp. common stock which is attached hereto as Exhibit 1.1 is incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         1.1     -   Underwriting Agreement dated as of January 10, 2001 by and among UTI Energy Corp., Remy Capital Partners III, L.P. and
                     Raymond James & Associates, Inc., in connection with UTI's
                     Registration Statement on Form S-3 (No. 333-42576) filed
                     July 28, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UTI ENERGY CORP.

Dated as of January 10, 2001                 /s/ John E. Vollmer III
                                ------------------------------------------------
                                               John E. Vollmer III
                                 Senior Vice President, Chief Financial Officer,
                                              Secretary and Treasurer

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                                INDEX TO EXHIBITS


   Number                                    Exhibit
   ------                                    -------
    1.1           Underwriting  Agreement  dated as of January  10, 2001 by and among UTI Energy  Corp.,  Remy Capital  Partners III, L.P. and
                  Raymond James & Associates,  Inc., in connection  with UTI's
                  Registration Statement on Form S-3 (No. 333-42576) filed
                  July 28, 2000.